INDEX TO EXHIBITS

The following exhibits are included with this Form S-3.

Exhibit No.	Description	Method of Filing

4.1	Certificate of Designations, Preferences and Rights of Series A Junior Participating Cumulative Preferred Stock of Discovery, dated February 6, 2004.	Incorporated by reference to Exhibit 2.2 to Discovery’s Form 8-A, as filed with the SEC on February 6, 2004.

4.2	Shareholder Rights Agreement, dated as of February 6, 2004, by and between Discovery and Continental Stock Transfer & Trust Company.	Incorporated by reference to Exhibit 10.1 to Discovery’s Current Report on Form 8-K, as filed with the SEC on February 6, 2004.

4.5	Form of Class A Investor Warrant.	Incorporated by reference to Exhibit 4.1 to Discovery’s Current Report on Form 8-K, as filed with the SEC on June 20, 2003.

4.6	Class B Investor Warrant, dated July 7, 2004, issued to Kingsbridge Capital Limited.	Incorporated by reference to Exhibit 4.1 to Discovery’s Current Report on Form 8-K as filed with the SEC on July 9, 2004.

4.7	Warrant Agreement, dated as of November 3, 2004, by and between Discovery and QFinance, Inc.	Incorporated by reference to Exhibit 4.1 of Discovery’s Quarterly Report on Form 10-Q, as filed with the SEC on November 9, 2004.

4.8	Class C Investor Warrant, dated April 17, 2006, issued to Kingsbridge Capital Limited	Incorporated by reference to Exhibit 4.1 to Discovery’s Current Report on Form 8-K, as filed with the SEC on April 21, 2006.

4.9	Registration Rights Agreement, dated as of July 7, 2004, by and between Kingsbridge Capital Limited and Discovery.	Incorporated by reference to Exhibit 10.2 to Discovery’s Current Report on Form 8-K, as filed with the SEC on July 9, 2004.

4.10	Registration Rights Agreement, dated April 17, 2006, by and between Discovery and Kingsbridge Capital Limited.	Incorporated by reference to Exhibit 10.2 to Discovery’s Current Report on Form 8-K, as filed with the SEC on April 21, 2006.

4.11	Second Amended and Restated Promissory Note, dated as of October 25, 2006, issued to PharmaBio Development Inc. d/b/a NovaQuest	Incorporated by reference to Exhibit 4.1 to Discovery’s Current Report on Form 8-K, as filed with the SEC on October 26, 2006.

4.12	Warrant Agreement, dated as of October 25, 2006, by and between Discovery and PharmaBio Development Inc. d/b/a NovaQuest	Incorporated by reference to Exhibit 4.2 to Discovery’s Current Report on Form 8-K, as filed with the SEC on October 26, 2006.

4.13	Warrant dated November 22, 2006, issued to Capital Ventures International.	Incorporated by reference to Exhibit 4.1 to Discovery’s Current Report on Form 8-K, as filed with the SEC on November 22, 2006.

4.14	Registration Rights Agreement, dated as of November 22, 2006, by and between Discovery and Capital Ventures International.	Incorporated by reference to Exhibit 10.2 to Discovery’s Current Report on Form 8-K, as filed with the SEC on November 22, 2006.

5.1	Opinion of Dickstein Shapiro LLP, legal counsel.	Filed herewith.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.	Filed herewith.

23.2	Consent of Dickstein Shapiro LLP, legal counsel (included in its opinion filed as Exhibit 5.1 to this registration statement).	Filed herewith.

24.1	Powers of Attorney (included in signature page to this registration statement).	Filed herewith.

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Exhibit No.	Description	Method of Filing

4.14	Registration Rights Agreement, dated as of November 22, 2006, by and between Discovery and Capital Ventures International.	Incorporated by reference to Exhibit 10.2 to Discovery’s Current Report on Form 8-K, as filed with the SEC on November 22, 2006.

5.1	Opinion of Dickstein Shapiro LLP, legal counsel.	Filed herewith.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.	Filed herewith.

23.2	Consent of Dickstein Shapiro LLP, legal counsel (included in its opinion filed as Exhibit 5.1 to this registration statement).	Filed herewith.

24.1	Powers of Attorney (included in signature page to this registration statement).	Filed herewith.

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